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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10377
PIMCO Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna—1633 Broadway, New York, NY 10019

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: April 30, 2011
Date of reporting period: April 30, 2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

     April 30, 2011

PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

PMF	PCQ	PNF

Contents

Letter to Shareholders	2-3
Fund Insights/Fund Performance & Statistics	4-6
Schedules of Investments	7-25
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Statement of Cash Flows	30
Notes to Financial Statements	31-44
Financial Highlights	45-47
Report of Independent Registered Public Accounting Firm	48
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees	49
Privacy Policy/Proxy Voting Policies & Procedures	50
Dividend Reinvestment Plan	51
Board of Trustees	52-53
Fund Officers	54

4.30.11 ï PIMCO Municipal Income Funds Annual Report 1

Dear Shareholder:

Municipal bonds encountered significant volatility during the fiscal year ended April 30, 2011. On an annual basis, municipal prices declined but a rally in the latter months of the reporting period suggested that the municipal market had stabilized.

The Year in Review
For the fiscal year ended April 30, 2011:

•	PIMCO Municipal Income Fund declined 0.65% on net asset value (“NAV”) and advanced 1.54% on market price.

•	PIMCO California Municipal Income Fund declined 4.89% on NAV and 2.79% on market price.

•	PIMCO New York Municipal Income Fund declined 0.70% on NAV and 5.57% on market price.

The U.S. economy, as measured by Gross Domestic Product (“GDP”) grew steadily throughout the fiscal year. Between April and June of 2010, GDP expanded at an annual rate of 1.7%. This accelerated to a rate of 2.6% and 3.1%, respectively, in the succeeding two quarters before easing to a rate of 1.8% between January and March of 2011.

The disappointing returns for municipal bonds were largely the result of events that occurred in the last few months of calendar year 2010. Notably, the federal government’s “Build America Bonds” (“BAB”) program ended on December 31, 2010. The BAB program, part of the Obama administration’s stimulus program, was designed to help cash-strapped states and cities cope with the economic downturn by subsidizing borrowing costs for municipal projects. After the Republicans won the House of Representatives and made large gains in the Senate, it became clear that the BAB program would not be extended. Realizing this, many state and city governments flooded the municipal market with a final push of BABs. Investors were unable to absorb this sudden oversupply, which triggered municipal bond prices to fall.

Certain municipal bonds were adversely affected by the second round of quantitative easing by the Federal Reserve (“the Fed”). In an attempt to lower

Hans W. Kertess
Chairman

Brian S. Shlissel
President & CEO

2 PIMCO Municipal Income Funds Annual Report ï 4.30.11

interest rates, the Fed said it would purchase approximately $600 billion worth of U.S. Treasury securities. The Fed excluded Treasury bonds with longer maturities from this program, causing their prices to fall. Consequently, since longer term municipal bonds often closely correlate with such Treasury bonds, they fell as well.

The oversupply of new municipal bonds that weighed down prices in late 2010 was followed by the lightest three-month period, January to March 2011, for the issuance of new municipal securities in 11 years. This sparked a rally in the municipal market that lasted for the remainder of the fiscal year.

The Road Ahead
Although Bush-era tax cuts have been extended through December 31, 2012, the severe fiscal situation at all levels of government (federal, state and local) implies higher taxes in the years ahead. We believe, municipal bonds are, and will continue to be, compelling investment vehicles.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4.30.11 ï PIMCO Municipal Income Funds Annual Report 3

PIMCO Municipal Income Funds Fund Insights
April 30, 2011 (unaudited)

For the fiscal year ended April 30, 2011, PIMCO Municipal Income Fund returned –0.65% on net asset value (“NAV”) and 1.54% on market price.

For the fiscal year ended April 30, 2011, PIMCO California Municipal Income Fund returned –4.89% on net asset value (“NAV”) and –2.79% on market price.

For the fiscal year ended April 30, 2011, PIMCO New York Municipal Income Fund returned –0.70% on net asset value (“NAV”) and –5.57% on market price.

It was a challenging period for the municipal bond market during the fiscal year ended April 30, 2011. The overall municipal market (as measured by the Barclays Capital Municipal Bond Index) posted a positive return during the first half of the fiscal year, aided by overall solid demand from investors seeking tax-free income. A decline in new issuance of tax-free bonds was also beneficial. The municipal market then produced poor results over much of the second half of the reporting period. A confluence of events dragged down municipal bonds, including the rising interest rate environment, concerns regarding increased municipal defaults, a large increase in issuance of Build America Bonds at the end of 2010, and substantial redemptions from mutual fund shareholders. However, the municipal market rallied in April 2011, as tax revenues increased, new issuance fell sharply and a number of states took meaningful steps to improve their balance sheets.

Municipal:

During the fiscal year, exposure to the housing and power sectors was positive for performance as these sectors held up relatively well during periods of weakness in the municipal market. A higher credit quality bias was also rewarded, as lower rated credits underperformed their higher quality counterparts given concerns for an increase in municipal defaults. Finally, a shorter duration than that of the benchmark was beneficial, as municipal yields generally rose across the curve during the reporting period.

In contrast, exposure to the tobacco sector detracted from performance. During the fourth quarter of 2010, a number of municipal tobacco settlement trusts were downgraded to below investment grade status. This led to a sharp sell-off, which was exacerbated by forced selling into an illiquid market by mutual funds that are not permitted to hold non-investment grade securities. Exposure to the corporate-backed sector adversely impacted performance as it lagged the benchmark.

California Municipal:

During the fiscal year, exposure to the tobacco sector detracted from performance. During the fourth quarter of 2010, a number of municipal tobacco settlement trusts were downgraded to below investment grade status. This led to a sharp sell-off, which was exacerbated by forced selling into an illiquid market by mutual funds that are not allowed to hold non-investment grade securities. Exposure to the corporate-backed sector was also negative for performance as it lagged the benchmark. Finally, having a slightly longer duration than that of the benchmark was detrimental, as municipal yields generally rose across the curve during the reporting period.

In contrast, exposure to the housing and power sectors was positive for performance as they held up relatively well during periods of weakness in the municipal market. A higher credit quality bias was also rewarded, as lower rated credits underperformed their higher quality counterpart given concerns for an increase in municipal defaults.

New York Municipal:

During the fiscal year, exposure to the housing and power sectors was positive for performance as they held up relatively well during periods of weakness in the municipal market. A higher credit quality bias was also rewarded, as lower rated credits underperformed their higher quality counterpart given concerns for an increase in municipal defaults. Finally, having a shorter duration than that of the benchmark was beneficial, as municipal yields generally rose across the curve during the reporting period.

In contrast, the Fund’s exposure to the tobacco sector detracted from performance. During the fourth quarter of 2010, a number of municipal tobacco settlement trusts were downgraded to below investment grade status. This led to a sharp sell-off, which was exacerbated by forced selling into an illiquid market by mutual funds that are not allowed to hold non-investment grade securities. Exposure to the corporate-backed sector was also negative for performance as it lagged the benchmark.

4 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Funds Fund Performance & Statistics
April 30, 2011 (unaudited)

Municipal:

Total Return(1):	Market Price	NAV

1 Year	1.54%	–0.65%

5 Year	2.77%	2.07%

Commencement of Operations (6/29/01) to 4/30/11	5.61%	4.58%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/11

Market Price/NAV:

Market Price	$12.92

NAV	$10.72

Premium to NAV	20.52%

Market Price Yield(2)	7.55%

Moody’s Rating
(as a % of total investments)

California Municipal:

Total Return(1):	Market Price	NAV

1 Year	–2.79%	–4.89%

5 Year	1.39%	2.36%

Commencement of Operations (6/29/01) to 4/30/11	4.51%	4.50%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/11

Market Price/NAV:

Market Price	$11.99

NAV	$11.32

Premium to NAV	5.92%

Market Price Yield(2)	7.71%

Moody’s Rating
(as a % of total investments)

4.30.11 ï PIMCO Municipal Income Funds Annual Report 5

PIMCO Municipal Income Funds Fund Performance & Statistics
April 30, 2011 (unaudited) (continued)

New York Municipal:

Total Return(1):	Market Price	NAV

1 Year	–5.57%	–0.70%

5 Year	–1.56%	0.08%

Commencement of Operations (6/29/01) to 4/30/11	2.10%	2.63%

Market Price/NAV Performance:
Commencement of Operations (6/29/01)
to 4/30/11

Market Price/NAV:

Market Price	$9.89

NAV	$9.92

Discount to NAV	–0.30%

Market Price Yield(2)	6.92%

Moody’s Rating
(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at April 30, 2011.

6 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–97.5%
	Alabama–0.9%
$2,500	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.875%, 11/15/24, Ser. A	Baa2/NR	$2,428,475
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., Redstone Village Project,
250	5.50%, 1/1/28	NR/NR	205,537
885	5.50%, 1/1/43	NR/NR	646,289
1,350	Montgomery Medical Clinic Board Rev., Jackson Hospital & Clinic, 5.25%, 3/1/31	Baa2/BBB	1,153,926

			4,434,227

	Alaska–1.1%
3,280	Borough of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32 (AGC)	Aa1/AA+	3,566,016
900	Industrial Dev. & Export Auth. Rev., Boys & Girls Home, 6.00%, 12/1/36	NR/NR	495,000
2,400	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	1,407,456

			5,468,472

	Arizona–5.0%
5,000	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB−	4,999,650
	Health Facs. Auth. Rev.,
2,050	Banner Health, 5.50%, 1/1/38, Ser. D	NR/A+	1,983,068
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	1,952,308
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Southern California Edison Co., 5.00%, 6/1/35, Ser. A	A1/A	1,455,000
	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co., Ser. A,
750	5.25%, 10/1/40	Baa3/BBB−	685,192
4,150	6.375%, 9/1/29	Baa3/BBB−	4,198,928
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (k)	Aa1/AA	5,044,000
4,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	3,463,026

			23,781,172

	Arkansas–0.5%
8,500	Dev. Finance Auth. Rev., Arkansas Cancer Research Center Project, zero coupon, 7/1/36 (AMBAC)	Aa2/NR	2,181,865

	California–15.3%
	Bay Area Toll Auth. Rev.,
2,875	5.00%, 10/1/34	A1/A+	2,658,541
3,255	San Francisco Bay Area, 5.00%, 10/1/42	A1/A+	2,953,392

4.30.11 ï PIMCO Municipal Income Funds Annual Report 7

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	California (continued)

$3,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	$3,132,000
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
6,000	5.00%, 6/1/33	Baa3/BB+	3,944,040
1,500	5.75%, 6/1/47	Baa3/BB+	1,017,165
	Health Facs. Financing Auth. Rev.,
2,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	2,016,480
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	Aa3/AA−	1,522,215
	Los Angeles Community College Dist., GO,
5,300	5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	Aa1/AA	5,278,959
2,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	Aa2/AA−	2,002,100
4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	Aa3/AA+	4,163,560
1,600	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	NR/NR	1,630,240
5,000	Orange Cnty. Airport Rev., 5.25%, 7/1/39, Ser. A	Aa3/AA−	4,941,650
500	San Diego Cnty. Regional Airport Auth. Rev., 5.00%, 7/1/24, Ser. A	A2/A	514,405
	State, GO,
2,500	4.50%, 8/1/27	A1/A−	2,351,900
5,000	4.50%, 8/1/30	A1/A−	4,483,150
2,400	4.50%, 10/1/36	A1/A−	2,035,608
700	5.00%, 11/1/32	A1/A−	680,239
1,200	5.00%, 6/1/37	A1/A−	1,113,084
2,300	5.125%, 8/1/36	A1/A−	2,210,139
1,250	5.25%, 3/1/38	A1/A−	1,206,338
1,900	5.25%, 11/1/40	A1/A−	1,828,389
500	5.50%, 3/1/40	A1/A−	504,130
4,200	6.00%, 4/1/38	A1/A−	4,395,972
	Statewide Communities Dev. Auth. Rev.,
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	A2/A	974,960
	Methodist Hospital Project (FHA),
2,600	6.625%, 8/1/29	Aa2/NR	2,929,030
9,500	6.75%, 2/1/38	Aa2/NR	10,402,595
1,500	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	A2/A+	1,240,725
500	Univ. Rev., 5.00%, 5/15/41, Ser. D (FGIC-NPFGC)	Aa2/AA−	470,430
2,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	NR/AA−	844,080

			73,445,516

	Colorado–0.7%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	346,145
450	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	NR/BBB	409,459

8 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Colorado (continued)

$500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	$502,545
400	Regional Transportation Dist., CP, 5.375%, 6/1/31, Ser. A	Aa3/A−	407,024
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	Aa2/AA−	1,536,930

			3,202,103

	Connecticut–0.2%
1,000	State Dev. Auth. Rev., Connecticut Light & Power Co., 5.85%, 9/1/28, Ser. A	Baa1/BBB	1,010,460

	District of Columbia–1.4%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	Aa3/A+	2,581,550
3,895	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	3,902,946

			6,484,496

	Florida–2.8%
850	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	NR/NR	697,433
4,000	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (k)	Aa2/AA	4,083,440
500	Lee Cnty. Industrial Dev. Auth. Rev., Sara Lee Charter Foundation, 5.375%, 6/15/37, Ser. A	NR/BB+	375,805
3,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A−	2,931,600
1,250	Miami-Dade Cnty. School Board, CP, 5.375%, 2/1/34, Ser. A (AGC)	Aa3/AA+	1,229,750
3,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (k)	Aa1/AAA	3,933,384

			13,251,412

	Georgia–0.4%
2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	1,735,649

	Illinois–5.4%
5,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (k)	Aa3/A+	4,579,800
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	Aa3/AA+	1,203,600
	Finance Auth. Rev.,
1,000	Memorial Health Systems, 5.50%, 4/1/39	A1/A+	931,340
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A3/A	418,232
	Univ. of Chicago,
190	5.25%, 7/1/41, Ser. 05-A	Aa1/AA	187,718
15,000	5.50%, 7/1/37, Ser. B (k)	Aa1/AA	15,273,900
1,900	Springfield Electric Rev., 5.00%, 3/1/36	A1/AA−	1,745,568
1,495	Univ. of Illinois Rev., 5.25%, 4/1/32, Ser. B (FGIC-NPFGC)	Aa2/AA−	1,463,366

			25,803,524

4.30.11 ï PIMCO Municipal Income Funds Annual Report 9

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Indiana–1.2%
	Finance Auth. Rev.,
$1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	NR/A	$1,560,090
1,000	U.S. Steel Corp., 6.00%, 12/1/26	Ba2/BB	1,010,390
1,000	Municipal Power Agcy. Rev., 6.00%, 1/1/39, Ser. B	A1/A+	1,030,820
1,900	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	NR/NR	1,935,207

			5,536,507

	Iowa–1.8%
	Finance Auth. Rev.,
4,890	Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	3,112,778
	Edgewater LLC Project,
3,500	6.75%, 11/15/37	NR/NR	3,097,675
1,500	6.75%, 11/15/42	NR/NR	1,300,560
1,600	Wedum Walnut Ridge LLC Project, 5.625%, 12/1/45, Ser. A	NR/NR	930,048

			8,441,061

	Kansas–1.5%
1,000	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	Aa3/AA−	1,044,490
1,000	Lenexa City, Tax Allocation, Center East Project, 6.00%, 4/1/27	NR/NR	716,470
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	NR/NR	477,250
5,000	Wichita Hospital Rev., Facs. Improvements, 5.625%, 11/15/31, Ser. III	NR/A+	5,003,150

			7,241,360

	Kentucky–0.5%
700	Dev. Finance Auth. Rev., St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	702,534
1,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	Baa2/NR	947,580
1,000	Ohio Cnty. Pollution Control Rev., Big Rivers Electric Corp., 6.00%, 7/15/31, Ser. A	Baa1/BBB−	964,110

			2,614,224

	Louisiana–5.7%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
3,930	Capital Projects & Equipment Acquisition, 6.55%, 9/1/25 (ACA)	NR/NR	3,959,357
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	Ba2/BBB−	402,244
750	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	A3/BBB+	694,350
24,395	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/A−	22,148,708

			27,204,659

10 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Maryland–0.4%
$1,500	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	Baa3/NR	$1,379,280
650	Health & Higher Educational Facs. Auth. Rev., Charlestown Community, 6.25%, 1/1/41	NR/NR	626,204

			2,005,484

	Massachusetts–0.6%
	Dev. Finance Agcy. Rev.,
750	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	NR/BBB	755,948
550	Linden Ponds, Inc. Fac., 5.75%, 11/15/35, Ser. A	NR/NR	336,253
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	Aa2/AA−	1,526,175

			2,618,376

	Michigan–1.6%
1,000	Detroit, GO, 5.375%, 4/1/17, Ser. A-1 (NPFGC)	Baa1/BBB	970,870
4,550	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	2,919,963
	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital,
50	5.25%, 11/15/35, Ser. M (NPFGC)	A1/A	42,738
1,500	8.25%, 9/1/39	A1/A	1,705,110
2,000	Strategic Fund Rev., Detroit Edison Co. Pollution Control, 5.45%, 9/1/29, Ser. C	A2/A	2,001,280

			7,639,961

	Minnesota–0.4%
95	Agricultural & Economic Dev. Board Rev., Health Care Systems, 6.375%, 11/15/29, Ser. A	A2/A	95,431
100	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	NR/BBB−	86,483
1,500	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	1,406,715
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	NR/NR	427,605

			2,016,234

	Missouri–0.2%
1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	NR/NR	933,240

	Nevada–4.0%
	Clark Cnty., GO,
5,230	4.75%, 11/1/35 (FGIC-NPFGC) (k)	Aa1/AA+	4,862,749
5,000	4.75%, 6/1/30 (AGM)	Aa1/AA+	4,907,550
9,755	Washoe Cnty., Water & Sewer, GO, 5.00%, 1/1/35 (NPFGC)	Aa1/AA	9,477,568

			19,247,867

4.30.11 ï PIMCO Municipal Income Funds Annual Report 11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	New Jersey–6.3%
$16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	Ba2/NR	$15,277,636
2,000	Economic Dev. Auth. Rev., School Facs. Construction, 5.50%, 12/15/34, Ser. Z (AGC)	Aa3/AA+	2,047,300
	Health Care Facs. Financing Auth. Rev.,
500	AHS Hospital Corp., 6.00%, 7/1/37 (e)	A1/A	503,355
1,000	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	872,970
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	1,999,860
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
6,600	4.75%, 6/1/34	Baa3/BB+	4,091,208
9,100	5.00%, 6/1/41	Baa3/BB−	5,658,835

			30,451,164

	New Mexico–1.4%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	Baa3/BB+	933,080
6,400	Hospital Equipment Loan Council Rev., Presbyterian Healthcare, 5.00%, 8/1/39	Aa3/AA−	5,908,928

			6,842,008

	New York–6.7%
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
7,500	5.25%, 10/1/35	A1/A	7,328,175
3,000	5.50%, 10/1/37	A1/A	3,067,380
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	3,799,656
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
9,150	5.00%, 6/15/26, Ser. E (k)	Aa1/AAA	9,166,012
670	5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	673,920
3,000	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	3,005,790
3,500	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	A3/A−	3,529,785
1,625	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	A3/BBB	1,603,957

			32,174,675

	North Carolina–0.8%
570	Capital Facs. Finance Agcy. Rev., Duke Univ. Project, 5.125%, 10/1/41, Ser. A	Aa1/AA+	570,872
	Medical Care Commission Rev.,
2,500	Novant Health, 5.00%, 11/1/43, Ser. A	A1/A+	2,138,250
1,500	Village at Brookwood, 5.25%, 1/1/32	NR/NR	1,075,575

			3,784,697

12 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Ohio–1.9%
$11,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BB−	$7,380,340
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	A2/A	517,225
500	Lorain Cnty. Port Auth. Rev., U.S. Steel Corp. Project, 6.75%, 12/1/40	Ba2/BB	514,150
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	511,070
250	State Rev., Ashland Univ. Project, 6.25%, 9/1/24	Ba1/NR	245,548

			9,168,333

	Oregon–0.5%
2,000	Oregon Health & Science Univ. Rev., 5.75%, 7/1/39, Ser. A	A1/A	2,024,480
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	Aa2/AA	603,498

			2,627,978

	Pennsylvania–4.8%
5,000	Geisinger Auth. Rev., 5.25%, 6/1/39, Ser. A	Aa2/AA	4,949,050
2,000	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	NR/NR	1,689,440
	Higher Educational Facs. Auth. Rev.,
500	Edinboro Univ. Foundation, 6.00%, 7/1/43	Baa3/BBB−	482,045
350	Thomas Jefferson Univ., 5.00%, 3/1/40	A1/AA−	336,546
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village Project, Ser. A,
750	6.25%, 7/1/26	NR/NR	725,708
85	6.375%, 7/1/30	NR/NR	81,768
1,100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	A2/A	1,099,945
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	Aa3/AA+	6,937,070
4,700	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	4,700,282
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A1/A	487,145
2,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	A3/A−	1,888,160

			23,377,159

	Puerto Rico–0.6%
135	Commonwealth of Puerto Rico, Public Improvements, GO, 5.00%, 7/1/35, Ser. B	A3/BBB	116,805
3,000	Sales Tax Financing Corp. Rev., 5.375%, 8/1/38, Ser. C	A1/A+	2,806,770

			2,923,575

	Rhode Island–4.3%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	20,717,900

4.30.11 ï PIMCO Municipal Income Funds Annual Report 13

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	South Carolina–1.7%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
$3,500	5.50%, 10/1/21	A2/A+	$3,512,425
2,000	5.50%, 10/1/26	A2/A+	2,001,780
450	Jobs-Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	NR/NR	375,300
2,200	State Ports Auth. Rev., 5.25%, 7/1/40	A1/A+	2,177,142

			8,066,647

	Tennessee–4.7%
940	Memphis Health Educational & Housing Fac. Board Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(f)(m) (acquisition cost–$935,300; purchased 6/29/01)	NR/NR	472,350
5,000	Metropolitan Gov’t Nashville & Davidson Cnty. Health & Educational Facs. Board Rev., Vanderbilt Univ., 5.00%, 10/1/39, Ser. B (k)	Aa2/AA	5,082,150
	Tennessee Energy Acquisition Corp. Rev.,
370	5.00%, 2/1/21, Ser. C	Baa3/BBB	359,166
5,000	5.00%, 2/1/27, Ser. C	Baa3/BBB	4,643,450
6,460	5.25%, 9/1/17, Ser. A	Ba3/B	6,518,269
600	5.25%, 9/1/21, Ser. A	Ba3/B	585,486
300	5.25%, 9/1/22, Ser. A	Ba3/B	293,715
5,000	5.25%, 9/1/24, Ser. A	Ba3/B	4,782,300

			22,736,886

	Texas–8.1%
1,200	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	Aa3/AA+	1,205,496
20	Duncanville Independent School Dist., GO, 5.25%, 2/15/32, Ser. B (PSF-GTD)	Aaa/AAA	20,172
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	A1/A+	4,254,978
4,200	5.50%, 12/15/38	A1/A+	4,251,786
	North Texas Tollway Auth. Rev.,
3,000	5.25%, 1/1/44, Ser. C	A2/A−	2,667,450
600	5.50%, 9/1/41, Ser. A	NR/AA	611,790
6,050	5.625%, 1/1/33, Ser. A	A2/A−	6,061,132
600	5.75%, 1/1/33, Ser. F	A3/BBB+	597,006
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	NR/BBB	251,510
400	State Public Finance Auth. Rev., Charter School Finance Corp., 5.875%, 12/1/36, Ser. A	Baa3/BBB−	339,240

14 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Texas (continued)

$4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA−	$4,297,520
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
6,500	5.25%, 12/15/23, Ser. A	A2/A	6,211,725
150	5.25%, 12/15/25, Ser. A	A2/A	140,162
6,500	6.25%, 12/15/26, Ser. D	A2/A	6,642,805
1,000	Uptown Dev. Auth., Tax Allocation, Infrastructure Improvement Facs., 5.50%, 9/1/29	NR/BBB	981,810
500	Wise Cnty. Rev., Parker Cnty Junior College Dist., 8.00%, 8/15/34	NR/NR	502,680

			39,037,262

	U. S. Virgin Islands–0.1%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	Baa2/BBB	423,205

	Utah–1.5%
7,000	Salt Lake Cnty. Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	WR/AA+	7,085,260

	Virginia–0.6%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,009,020
1,985	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	NR/NR	1,797,160

			2,806,180

	Washington–1.1%
	Health Care Facs. Auth. Rev.,
700	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	Aa3/AA+	720,146
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	268,605
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	1,877,220
	State Housing Finance Commission Rev., Skyline at First Hill Project, Ser. A,
275	5.25%, 1/1/17	NR/NR	240,064
3,600	5.625%, 1/1/38	NR/NR	2,240,604

			5,346,639

	West Virginia–0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	NR/NR	1,008,700

	Wisconsin–0.6%
	Health & Educational Facs. Auth. Rev.,
2,230	Kenosha Hospital & Medical Center Project, 5.625%, 5/15/29	NR/A	2,194,008
500	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	522,300

			2,716,308

	Total Municipal Bonds & Notes (cost–$473,928,937)		467,592,444

4.30.11 ï PIMCO Municipal Income Funds Annual Report 15

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

VARIABLE RATE NOTES (a)(d)(g)(h)–2.3%
	Illinois–0.5%
$3,000	Metropolitan Pier & Exposition Auth. Rev., 9.76%, 6/15/50, Ser. 3217	NR/AAA	$2,304,240

	Texas–0.4%
1,000	JPMorgan Chase Putters/Drivers Trust, GO, 9.29%, 2/1/17, Ser. 3480	NR/AA+	1,051,180
	JPMorgan Chase Putters/Drivers Trust Rev.,
200	9.80%, 2/1/27, Ser. 3224	Aa1/NR	226,312
600	9.899%, 10/1/31, Ser. 3227	NR/AAA	688,086

			1,965,578

	Washington–1.4%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.525%, 8/1/28, Ser. 3388	NR/AA+	7,112,621

	Total Variable Rate Notes (cost–$11,351,952)		11,382,439

SHORT-TERM INVESTMENTS–0.2%
	U.S. Treasury Obligations (j)(n)–0.2%
	U.S. Treasury Bills,
830	0.106%-0.132%, 9/8/11-9/15/11 (cost–$829,691)		829,691

	Total Investments (cost–$486,110,580)–100.0%		$479,804,574

16 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2011

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–94.7%
$10,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	Aa3/AA	$9,799,100
5,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	5,220,000
650	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	A1/AA−	659,204
720	City & Cnty. of San Francisco Redev. Agcy., Special Tax, 6.125%, 8/1/31, Ser. B	NR/NR	678,953
350	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.85%, 8/1/33, Ser. A	NR/BBB+	301,738
3,635	Cucamonga Valley Water Dist., CP, 5.125%, 9/1/35 (FGIC-NPFGC)	Aa3/AA−	3,538,636
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (AGM)	Aa2/AA+	4,761,100
310	Dublin Unified School Dist., GO, zero coupon, 8/1/23, Ser. E	Aa2/AA−	157,663
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	Aa2/AA	6,052,032
	Educational Facs. Auth. Rev. (k),
10,200	Claremont McKenna College, 5.00%, 1/1/39	Aa2/NR	9,843,816
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	Aa1/AA+	10,073,400
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	Aa3/AA+	2,993,891
	El Monte, Department of Public Social Services Fac., CP (AMBAC),
10,790	4.75%, 6/1/30	A2/A+	10,244,134
14,425	Phase II, 5.25%, 1/1/34	A2/NR	13,324,950
1,000	Folsom Redev. Agcy., Tax Allocation, 5.50%, 8/1/36	NR/A	844,060
	Fremont Community Facs. Dist. No. 1, Special Tax,
165	6.00%, 9/1/18	NR/NR	165,441
505	6.00%, 9/1/19	NR/NR	506,202
3,500	6.30%, 9/1/31	NR/NR	3,491,670
	Golden State Tobacco Securitization Corp. Rev.,
12,000	5.00%, 6/1/33, Ser. A-1	Baa3/BB+	7,888,080
3,000	5.00%, 6/1/35, Ser. A (FGIC)	A2/BBB+	2,567,100
6,000	5.00%, 6/1/38, Ser. A (FGIC)	A2/BBB+	5,029,440
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	A2/BBB+	1,302,688
8,300	5.125%, 6/1/47, Ser. A-1	Baa3/BB+	5,058,601
20,175	5.75%, 6/1/47, Ser. A-1	Baa3/BB+	13,680,869
500	Hartnell Community College Dist., GO, zero coupon, 8/1/34, Ser. 2002-D (l)	Aa2/AA−	243,175
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
4,630	5.00%, 3/1/33	NR/A	4,043,981
2,000	5.75%, 9/1/39	NR/A	1,908,560
	Catholic Healthcare West,
70	5.00%, 7/1/28, Ser. 2005-A	A2/A	65,917

4.30.11 ï PIMCO Municipal Income Funds Annual Report 17

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$2,000	6.00%, 7/1/34, Ser. A	A2/A	2,015,220
4,000	6.00%, 7/1/39, Ser. A	A2/A	4,032,960
750	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	Aa3/AA+	665,198
1,000	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	1,028,200
1,450	Scripps Health, 5.00%, 11/15/36, Ser. A	Aa3/AA−	1,279,886
	Sutter Health, 5.00%,
1,600	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	Aa3/AA−	1,372,160
2,800	6.00%, 8/15/42, Ser. B	Aa3/AA−	2,841,468
10,590	Kern Cnty., Capital Improvements Projects, CP, 5.75%, 8/1/35, Ser. A (AGC)	Aa3/AA+	10,634,902
7,000	La Quinta Redev. Agcy., Tax Allocation, 5.10%, 9/1/31 (AMBAC)	WR/A+	5,826,660
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	NR/A	437,990
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/BBB+	489,270
1,495	Lincoln Public Financing Auth. Rev., Twelve Bridges, 6.125%, 9/2/27	NR/NR	1,378,255
	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, Ser. A,
1,000	5.50%, 11/15/27	A2/A	979,790
3,900	5.50%, 11/15/37	A2/A	3,505,554
	Los Angeles Department of Water & Power Rev. (k),
5,000	4.75%, 7/1/30, Ser. A-2 (AGM)	Aa3/AA+	5,005,300
3,000	5.375%, 7/1/34, Ser. A	Aa2/AA	3,084,090
7,000	5.375%, 7/1/38, Ser. A	Aa2/AA	7,160,370
	Los Angeles Unified School Dist., GO,
10,000	5.00%, 7/1/29, Ser. I (k)	Aa2/AA−	9,975,700
2,000	5.00%, 7/1/30, Ser. E (AMBAC)	Aa2/AA−	2,002,100
5,000	5.00%, 1/1/34, Ser. I (k)	Aa2/AA−	4,771,450
13,000	5.00%, 1/1/34, Ser. I	Aa2/AA−	12,405,770
250	5.30%, 1/1/34, Ser. D	Aa2/AA−	249,980
700	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	NR/AA+	671,384
200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	204,460
	Municipal Finance Auth. Rev.,
1,200	Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	NR/NR	1,222,680
2,900	Biola Univ., 5.875%, 10/1/34	Baa1/NR	2,683,341
2,145	Patterson Public Financing Auth. Rev., Waste Water System Financing Project, 5.50%, 6/1/39 (AGC)	NR/AA+	2,141,847
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	NR/AA−	1,142,462
	Pollution Control Financing Auth. Rev.,
1,250	American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(d)	Baa2/BBB+	1,180,450
2,000	San Jose Water Co. Projects, 5.10%, 6/1/40	NR/A	1,801,740
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (NPFGC)	A1/AA−	8,012,332

18 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	545,447
	San Diego Cnty. Water Auth., CP,
1,000	5.00%, 5/1/32, Ser. A (NPFGC)	Aa2/AA+	985,930
6,250	5.00%, 5/1/38, Ser. 2008-A (AGM)	Aa2/AA+	5,991,062
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	Aa3/AA+	3,296,038
	San Joaquin Hills Transportation Corridor Agcy. Rev., Ser. A,
5,000	5.50%, 1/15/28	Ba2/BB−	3,979,400
5,000	5.70%, 1/15/19	Ba2/BB−	4,648,550
230	San Jose, Special Assessment, 5.60%, 9/2/17, Ser. 24-Q	NR/NR	232,173
1,500	San Jose Rev., Convention Center Expansion, 6.50%, 5/1/36	A2/A−	1,503,255
1,815	Santa Clara, Central Park Library Project, CP, 5.00%, 2/1/32 (AMBAC)	Aa2/AA	1,817,850
3,500	Santa Clara Cnty. Financing Auth. Rev., 5.75%, 2/1/41, Ser. A (AMBAC)	A2/A+	3,364,865
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A1/A	1,341,119
	State, GO,
5,885	5.00%, 9/1/35	A1/A−	5,552,674
100	5.00%, 6/1/37	A1/A−	92,757
3,000	5.00%, 12/1/37	A1/A−	2,799,570
2,400	5.25%, 11/1/40	A1/A−	2,309,544
1,500	5.50%, 3/1/40	A1/A−	1,512,390
8,000	6.00%, 4/1/38	A1/A−	8,373,280
2,000	6.00%, 11/1/39	A1/A−	2,097,520
	State Public Works Board Rev.,
2,000	5.75%, 10/1/30, Ser. G-1	A2/BBB+	2,007,820
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	Aa3/BBB+	2,031,860
2,000	Regents Univ., 5.00%, 4/1/34, Ser. E	Aa2/AA−	1,887,940
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	NR/BBB	933,510
900	California Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	731,574
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	A2/A	974,960
10,000	Cottage Health, 5.00%, 11/1/40	NR/A+	8,446,100
13,050	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30, Ser. A (CA Mtg. Ins.)	NR/A−	11,892,334
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	NR/A+	866,400
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	NR/NR	1,002,310
3,000	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A−	2,880,270
	Methodist Hospital Project (FHA),
2,100	6.625%, 8/1/29	Aa2/NR	2,365,755

4.30.11 ï PIMCO Municipal Income Funds Annual Report 19

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$7,700	6.75%, 2/1/38	Aa2/NR	8,431,577
	St. Joseph Health System,
100	5.125%, 7/1/24 (NPFGC)	A1/AA−	101,097
3,200	5.75%, 7/1/47, Ser. A (FGIC)	A1/AA−	2,975,648
	Sutter Health,
4,000	5.50%, 8/15/34, Ser. B	Aa3/AA−	3,842,440
2,000	6.00%, 8/15/42, Ser. A	Aa3/AA−	2,029,620
8,000	The Internext Group, CP, 5.375%, 4/1/30	NR/BBB	6,721,600
910	Windrush School, 5.50%, 7/1/37	NR/NR	644,635
6,300	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	A2/A+	5,211,045
2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	NR/BBB	1,606,380
	Tustin Unified School Dist., Special Tax, Ser. B,
2,345	5.50%, 9/1/22	NR/NR	2,321,456
2,520	5.60%, 9/1/29	NR/NR	2,360,786
2,000	5.625%, 9/1/32	NR/NR	1,836,020
	Univ. of California Rev.,
8,000	4.75%, 5/15/35, Ser. F (AGM)(k)	Aa1/AA+	7,295,600
2,000	5.00%, 5/15/33, Ser. A (AMBAC)	Aa1/AA	1,981,520
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aa1/AA	9,363,100
1,000	Westlake Village, CP, 5.00%, 6/1/39	NR/AA+	988,060

	Total California Municipal Bonds & Notes (cost–$375,857,943)		368,822,211

OTHER MUNICIPAL BONDS & NOTES–3.3%
	Iowa–1.8%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	6,890,487

	Louisiana–0.1%
250	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/A−	226,980

	New York–0.1%
450	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	452,633

	Ohio–0.4%
2,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BB−	1,509,615

	Puerto Rico–0.9%
1,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	876,120
3,000	Sales Tax Financing Corp. Rev., 5.50%, 8/1/42, Ser. A	A1/A+	2,797,110

			3,673,230

	Total Other Municipal Bonds & Notes (cost–$15,015,686)		12,752,945

20 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

CALIFORNIA VARIABLE RATE NOTES (a)(d)(g)(h)–1.7%
	Health Facs. Financing Auth. Rev.,
$1,000	9.35%, 11/15/36, Ser. 3193	NR/NR	850,760
6,000	11.49%, 11/15/42, Ser. 3255	NR/AA−	3,862,080
1,670	Sacramento Cnty. Sanitation Dists. Financing Auth. Rev., 13.491%, 8/1/13, Ser. 1034 (NPFGC)	NR/AA	1,778,750

	Total California Variable Rate Notes (cost–$6,451,685)		6,491,590

SHORT-TERM INVESTMENTS–0.3%
	U.S. Treasury Obligations (j)(n)–0.3%
	U.S. Treasury Bills,
1,342	0.121%-0.154%, 8/25/11-9/15/11 (cost–$1,341,359)		1,341,359

	Total Investments (cost–$398,666,673)–100.0%		$389,408,105

4.30.11 ï PIMCO Municipal Income Funds Annual Report 21

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2011

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–90.4%
$1,600	Erie Cnty. Industrial Dev. Agcy. Rev.,
	Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	$1,126,560
	Liberty Dev. Corp. Rev.,
1,500	6.375%, 7/15/49	NR/BBB−	1,500,315
	Goldman Sachs Headquarters,
120	5.25%, 10/1/35	A1/A	117,251
11,290	5.25%, 10/1/35 (k)	A1/A	11,031,346
1,925	5.50%, 10/1/37	A1/A	1,968,235
	Long Island Power Auth. Rev., Ser. A,
750	5.00%, 9/1/34 (AMBAC)	A3/A−	749,948
4,500	5.75%, 4/1/39	A3/A−	4,611,690
	Metropolitan Transportation Auth. Rev.,
6,650	5.00%, 7/1/30, Ser. A (AMBAC)	Aa3/AA−	6,654,722
1,375	5.125%, 1/1/29, Ser. A	Aa3/AA−	1,379,428
2,000	5.25%, 11/15/31, Ser. E	A2/A	2,003,460
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,447,488
5	New York City, GO, 5.25%, 6/1/28, Ser. J, (Pre-refunded @ $100, 6/1/13) (c)	Aa2/AAA	5,492
3,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	Aa3/A+	3,404,170
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	869,370
900	Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	Aa3/AA+	931,122
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	NR/BB+	1,437,800
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	Aa3/AA+	3,486,720
	New York City Municipal Water Finance Auth. Rev.,
3,595	5.25%, 6/15/25, Ser. D	Aa1/AAA	3,651,693
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
3,000	5.00%, 6/15/32, Ser. A	Aa1/AAA	3,000,780
2,500	5.00%, 6/15/40, Ser. FF-2	Aa2/AA+	2,504,825
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (k)	Aa2/AA+	4,880,500
	New York City Transitional Finance Auth. Rev.,
15	4.75%, 11/1/23, Ser. B	Aaa/AAA	15,035
5,000	5.25%, 1/15/39, Ser. S-3	Aa3/AA−	5,043,700
300	New York City Trust for Cultural Res. Rev., Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	305,715
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	Baa1/BBB	926,430
	Port Auth. of New York & New Jersey Rev.,
2,000	5.00%, 9/1/29, Ser. 132	Aa2/AA−	2,047,320

22 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$4,300	5.00%, 9/1/38, Ser. 132	Aa2/AA−	$4,316,297
1,000	JFK International Air Terminal, 6.00%, 12/1/36	Baa3/BBB−	969,470
	State Dormitory Auth. Rev.,
500	5.00%, 7/1/35, Ser. A	Aa2/NR	504,355
1,000	5.00%, 3/15/38, Ser. A	NR/AAA	1,006,400
3,000	Columbia Univ., 5.00%, 10/1/41	Aaa/AAA	3,099,330
1,000	Fordham Univ., 5.50%, 7/1/36, Ser. A	A2/A	1,017,840
3,850	Lenox Hill Hospital, 5.50%, 7/1/30	Baa3/NR	3,644,756
1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	A3/A−	1,252,108
4,500	New York Univ., 5.00%, 7/1/38, Ser. C	Aa3/AA−	4,505,085
1,225	New York Univ. Hospitals Center, 6.00%, 7/1/40, Ser. A	Baa1/BBB+	1,227,450
300	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	Baa1/A−	291,519
2,900	Orange Regional Medical Center, 6.25%, 12/1/37	Ba1/NR	2,678,266
1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	Aa3/NR	987,450
	Sloan-Kettering Center Memorial,
2,500	4.50%, 7/1/35, Ser. A-1	Aa2/AA	2,268,225
4,000	5.00%, 7/1/34, Ser. 1	Aa2/AA	3,988,840
	Teachers College,
1,500	5.00%, 7/1/32 (NPFGC)	A1/NR	1,505,250
1,800	5.50%, 3/1/39	A1/NR	1,819,224
1,250	The New School, 5.50%, 7/1/40	A3/A−	1,260,638
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	WR/NR	1,275,191
	State Environmental Facs. Corp. Rev.,
2,800	5.25%, 12/15/23, Ser. A	NR/AAA	3,138,828
2,000	New York City Municipal Water Project, 5.125%, 6/15/31, Ser. D	Aaa/AAA	2,020,260
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (k)	NR/AAA	1,815,030
250	Suffolk Cnty. Industrial Dev. Agcy. Rev.,
	New York Institute of Technology, 5.00%, 3/1/26	Baa2/BBB+	240,360
3,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (k)	Aa2/AA−	3,074,910
800	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	A3/A	736,888
1,455	TSACS, Inc. Rev., 5.125%, 6/1/42, Ser. 1	NR/BBB−	969,365
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev.,
	Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	Aa3/AA+	2,993,916
910	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	A3/BBB	898,834
200	Yonkers Economic Dev. Corp. Rev., 6.00%, 10/15/30, Ser. A	NR/BB+	182,670
400	Yonkers Industrial Dev. Agcy. Rev.,
	Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	WR/BBB	402,008

	Total New York Municipal Bonds & Notes (cost–$120,180,206)		119,191,878

4.30.11 ï PIMCO Municipal Income Funds Annual Report 23

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2011 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

OTHER MUNICIPAL BONDS & NOTES–8.3%
	Louisiana–0.5%
$750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/A−	$680,940

	New Jersey–0.5%
1,000	Tobacco Settlement Financing Corp. Rev., 4.75%, 6/1/34, Ser. 1-A	Baa3/BB+	619,880

	Ohio–1.0%
2,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BB−	1,341,880

	Puerto Rico–6.0%
1,000	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/44, Ser. A	Baa1/BBB−	938,630
1,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	876,120
	Sales Tax Financing Corp. Rev.,
3,000	5.25%, 8/1/41, Ser. C	A1/A+	2,706,690
2,000	5.50%, 8/1/42, Ser. A	A1/A+	1,864,740
1,500	5.75%, 8/1/37, Ser. A	A1/A+	1,491,795

			7,877,975

	U. S. Virgin Islands–0.3%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	Baa2/BBB	423,205

	Total Other Municipal Bonds & Notes (cost–$11,437,574)		10,943,880

SHORT-TERM INVESTMENTS–1.3%
	New York Variable Rate Demand Notes (h)(i)–1.1%
1,400	New York City, GO, 0.20%, 5/2/11 (final maturity 4/1/32), Ser. L-6 (cost–$1,400,000)	VMIG1/A-1+	1,400,000

	U.S. Treasury Obligations (j)(n)–0.2%
300	U.S. Treasury Bill, 0.137%, 9/15/11 (cost–$299,845)		299,845

	Total Short-Term Investments (cost–$1,699,845)		1,699,845

	Total Investments (cost–$133,317,625)–100.0%		$131,835,603

24 PIMCO Municipal Income Funds Annual Report ï 4.30.11

PIMCO Municipal Income Funds Notes to Schedules of Investments
April 30, 2011

*	Unaudited.
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $11,854,789, representing 2.5% of total investments for Municipal and $7,672,040, representing 2.0% of total investments for California Municipal.
(b)	Illiquid.
(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued. To be settled after April 30, 2011.
(f)	In default.
(g)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2011.
(h)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2011.
(i)	Date shown is date of next put.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(l)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(m)	Restricted. The aggregate acquisition cost of such securities is $935,300 in Municipal. The aggregate market value is $472,350, representing 0.1% of total investments in Municipal.
(n)	Rates reflect the effective yields at purchase date.

Glossary:

ACA – insured by American Capital Access Holding Ltd.
AGC – insured by Assured Guaranty Corp.
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
GO – General Obligation Bond
GTD – Guaranteed
IBC – Insurance Bond Certificate
NPFGC – insured by National Public Finance Guarantee Corp.
NR – Not Rated
PSF – Public School Fund
TCRS – Temporary Custodian Receipts
WR – Withdrawn Rating

See accompanying Notes to Financial Statements ï 4.30.11 ï PIMCO Municipal Income Funds Annual Report 25

PIMCO Municipal Income Funds Statements of Assets and Liabilities
April 30, 2011

		California	New York
	Municipal	Municipal	Municipal
Assets:
Investments, at value (cost–$486,110,580, $398,666,673 and $133,317,625, respectively)	$479,804,574	$389,408,105	$131,835,603

Cash	—	913,195	—

Interest receivable	9,170,481	7,190,615	2,016,648

Receivable for investments sold	7,197,820	—	—

Swap premiums paid	70,400	233,750	6,320

Prepaid expenses and other assets	3,083,773	897,762	1,368,468

Total Assets	499,327,048	398,643,427	135,227,039

Liabilities:
Payable for floating rate notes issued	31,060,403	35,911,418	10,476,876

Payable for investments purchased	3,260,271	—	—

Dividends payable to common and preferred shareholders	2,053,532	1,423,430	437,151

Payable to custodian for cash overdraft	1,232,419	—	904,470

Unrealized depreciation on swaps	911,084	2,315,148	372,095

Swap premiums received	280,800	335,400	150,108

Investment management fees payable	242,582	187,980	64,750

Interest payable	212,570	91,489	19,082

Accrued expenses and other liabilities	157,478	231,271	74,585

Total Liabilities	39,411,139	40,496,136	12,499,117

Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000

Net Assets Applicable to Common Shareholders	$269,915,909	$208,147,291	$75,727,922

Composition of Net Assets Applicable to Common Shareholders:
Common Shares (no par value):
Paid-in-capital	$344,494,516	$253,483,740	$104,187,327

Undistributed net investment income	5,154,164	7,054,241	1,845,161

Accumulated net realized loss on investments and swaps	(72,742,976)	(40,567,345)	(27,375,229)

Net unrealized depreciation of investments and swaps	(6,989,795)	(11,823,345)	(2,929,337)

Net Assets Applicable to Common Shareholders	$269,915,909	$208,147,291	$75,727,922

Common Shares Issued and Outstanding	25,167,680	18,386,627	7,632,187

Net Asset Value Per Common Share	$10.72	$11.32	$9.92

26 PIMCO Municipal Income Funds Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Operations
Year ended April 30, 2011

		California	New York
	Municipal	Municipal	Municipal
Investment Income:
Interest	$31,038,805	$24,044,129	$7,313,477

Expenses:
Investment management fees	3,091,180	2,436,272	821,544

Auction agent fees and commissions	316,909	246,698	81,880

Interest expense	288,990	312,691	67,109

Custodian and accounting agent fees	116,372	92,694	58,861

Audit and tax services	97,637	79,139	58,323

Shareholder communications	53,215	44,217	23,426

Trustees’ fees and expenses	45,748	33,239	10,851

Transfer agent fees	32,588	30,409	30,989

Legal fees	22,080	16,560	7,360

New York Stock Exchange listing fees	21,623	21,464	22,105

Insurance expense	13,150	10,888	4,103

Miscellaneous	12,704	11,912	11,389

Total Expenses	4,112,196	3,336,183	1,197,940

Less: custody credits earned on cash balances	(1,095)	(537)	(659)

Net Expenses	4,111,101	3,335,646	1,197,281

Net Investment Income	26,927,704	20,708,483	6,116,196

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,829,218)	(2,535,504)	883,501

Swaps	(383,490)	—	(265,965)

Net change in unrealized appreciation/depreciation of:
Investments	(24,661,090)	(26,116,760)	(6,683,868)

Swaps	(911,084)	(2,315,148)	(372,095)

Net realized and change in unrealized loss on investments and swaps	(27,784,882)	(30,967,412)	(6,438,427)

Net Decrease in Net Assets Resulting from Investment Operations	(857,178)	(10,258,929)	(322,231)

Dividends on Preferred Shares from Net Investment Income	(805,715)	(638,444)	(202,506)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(1,662,893)	$(10,897,373)	$(524,737)

See accompanying Notes to Financial Statements ï 4.30.11 ï PIMCO Municipal Income Funds Annual Report 27

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders

	Municipal
	Year ended	Year ended
	April 30, 2011	April 30, 2010
Investment Operations:
Net investment income	$26,927,704	$29,300,454

Net realized gain (loss) on investments and swaps	(2,212,708)	603,647

Net change in unrealized appreciation/depreciation of investments and swaps	(25,572,174)	54,536,158

Net increase (decrease) in net assets resulting from investment operations	(857,178)	84,440,259

Dividends on Preferred Shares from Net Investment Income	(805,715)	(901,693)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1,662,893)	83,538,566

Dividends to Common Shareholders from Net Investment Income	(24,482,358)	(24,354,251)

Common Share Transactions:
Reinvestment of dividends	1,604,452	1,765,250

Total increase (decrease) in net assets applicable to common shareholders	(24,540,799)	60,949,565

Net Assets Applicable to Common Shareholders:
Beginning of year	294,456,708	233,507,143

End of year (including undistributed net investment income of $5,154,164 and $2,289,499; $7,054,241 and $3,372,324; $1,845,161 and $906,774; respectively)	$269,915,909	$294,456,708

Common Shares Issued in Reinvestment of Dividends	123,701	146,491

28 PIMCO Municipal Income Funds Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders (continued)

California Municipal		New York Municipal
Year ended	Year ended	Year ended	Year ended
April 30, 2011	April 30, 2010	April 30, 2011	April 30, 2010
$20,708,483	$22,076,765	$6,116,196	$6,665,205

(2,535,504)	1,327,677	617,536	178,676

(28,431,908)	34,686,166	(7,055,963)	9,772,086

(10,258,929)	58,090,608	(322,231)	16,615,967

(638,444)	(712,775)	(202,506)	(223,823)

(10,897,373)	57,377,833	(524,737)	16,392,144

(16,948,939)	(16,851,241)	(5,210,008)	(5,183,647)

1,201,620	1,416,293	388,870	382,886

(26,644,692)	41,942,885	(5,345,875)	11,591,383

234,791,983	192,849,098	81,073,797	69,482,414

$208,147,291	$234,791,983	$75,727,922	$81,073,797

96,054	117,624	36,764	38,039

See accompanying Notes to Financial Statements ï 4.30.11 ï PIMCO Municipal Income Funds Annual Report 29

PIMCO California Municipal Income Fund Statement of Cash Flows†
Year ended April 30, 2011

Increase in Cash from:
Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(10,258,929)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(78,981,929)

Proceeds from sales of long-term investments	76,974,701

Proceeds from sales of short-term portfolio investments, net	6,958,675

Net change in unrealized appreciation/depreciation of investments and swaps	28,483,429

Net realized loss on investments	2,535,504

Net amortization on investments	(961,658)

Decrease in receivable for investments sold	45,000

Increase in interest receivable	(648,727)

Decrease in prepaid expenses and other assets	168

Periodic and termination payments of swaps, net	101,650

Decrease in investment management fees payable	(15,047)

Decrease in interest payable for reverse repurchase agreements	(3,237)

Increase in accrued expenses and other liabilities	15,058

Net cash provided by operating activities*	24,244,658

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(7,470,000)

Cash dividends paid (excluding reinvestment of dividends of $1,201,620)	(16,377,924)

Net cash used for financing activities	(23,847,924)

Net increase in cash	396,734

Cash at beginning of year	516,461

Cash at end of year	$913,195

†	Municipal and New York Municipal are not required to provide a Statement of Cash Flows.
*	Included in operating expenses is cash paid by California Municipal for interest related to participation in reverse repurchase agreement transactions of $19,710.

30 PIMCO Municipal Income Funds Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund (“Municipal”), PIMCO California Municipal Income Fund (“California Municipal”) and PIMCO New York Municipal Income Fund (“New York Municipal”), each a “Fund” and collectively referred to as the “Funds” or “PIMCO Municipal Income Funds”, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per share of common shares authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There is no guarantee that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

4.30.11   PIMCO Municipal Income Funds Annual Report 31

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies (continued)

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

32 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at April 30, 2011 in valuing each Fund’s assets and liabilities is listed below:

Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
Municipal Bonds & Notes:
Tennessee	—	$22,264,536	$472,350	$22,736,886
All Other	—	444,855,558	—	444,855,558
Variable Rate Notes	—	11,382,439	—	11,382,439
Short-Term Investments	—	829,691	—	829,691

Total Investments in Securities – Assets	—	$479,332,224	$472,350	$479,804,574

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$(911,084)	—	$(911,084)

Total Investments	—	$478,421,140	$472,350	$478,893,490

California Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
California Municipal Bonds & Notes	—	$368,822,211	—	$368,822,211
Other Municipal Bonds & Notes	—	12,752,945	—	12,752,945
California Variable Rate Notes	—	6,491,590	—	6,491,590
Short-Term Investments	—	1,341,359	—	1,341,359

Total Investments in Securities – Assets	—	$389,408,105	—	$389,408,105

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$(2,315,148)	—	$(2,315,148)

Total Investments	—	$387,092,957	—	$387,092,957

4.30.11   PIMCO Municipal Income Funds Annual Report 33

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies (continued)

New York Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$119,191,878	—	$119,191,878
Other Municipal Bonds & Notes	—	10,943,880	—	10,943,880
Short-Term Investments	—	1,699,845	—	1,699,845

Total Investments in Securities – Assets	—	$131,835,603	—	$131,835,603

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$(372,095)	—	$(372,095)

Total Investments	—	$131,463,508	—	$131,463,508

*	Other Financial Instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended April 30, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Municipal for the year ended April 30, 2011, was as follows:

Municipal:

		Net Change
	Beginning	in Unrealized	Transfers	Transfers	Ending
	Balance	Appreciation/	into	out of	Balance
	4/30/10	Depreciation	Level 3	Level 3	4/30/11

Investments in Securities – Assets
Municipal Bonds & Notes:
Tennessee	$470,000	$2,350	—	—	$472,350

Total Investments	$470,000	$2,350	—	—	$472,350

The net change in unrealized appreciation/depreciation of Level 3 investments which Municipal held at April 30, 2011, was $2,350. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at

34 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies (continued)

April 30, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)
The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly by an index or auction process and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

4.30.11   PIMCO Municipal Income Funds Annual Report 35

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

1. Organization and Significant Accounting Policies (continued)

The Funds’ restrictions on borrowings may not necessarily apply to the secured borrowings deemed under ASC 860 to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Restricted Securities
The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(j) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(k) Interest Expense
Interest expense primarily relates to the Funds’ participation in floating rate notes held by third parties in conjunction with Inverse Floater transactions and reverse repurchase agreement transactions. Interest expense on reverse repurchase agreements is recorded as incurred.

2. Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates

36 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

2. Principal Risks (continued)

increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments
Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements
Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

4.30.11   PIMCO Municipal Income Funds Annual Report 37

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

3. Financial Derivative Instruments (continued)

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Funds’ Statements of Assets and Liabilities at April 30, 2011:

Municipal:

Interest Rate
Location	Contracts

Liability derivatives:
Unrealized depreciation on swaps	$(911,084)

California Municipal:

Interest Rate
Location	Contracts

Liability derivatives:
Unrealized depreciation on swaps	$(2,315,148)

New York Municipal:

Interest Rate
Location	Contracts

Liability derivatives:
Unrealized depreciation on swaps	$(372,095)

The effect of derivatives on the Funds’ Statements of Operations for the year ended April 30, 2011:

Municipal:

Interest Rate
Location	Contracts

Realized loss on:
Swaps	$(383,490)

Net change in unrealized appreciation/depreciation of:
Swaps	$(911,084)

California Municipal:

Interest Rate
Location	Contracts

Net change in unrealized appreciation/depreciation of:
Swaps	$(2,315,148)

38 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

3. Financial Derivative Instruments (continued)

New York Municipal:

Interest Rate
Location	Contracts

Realized loss on:
Swaps	$(265,965)

Net change in unrealized appreciation/depreciation of:
Swaps	$(372,095)

The average volumes of derivative activities during the year ended April 30, 2011 were:

Interest Rate
Swap
Agreements*

Municipal	$6,880
California Municipal	10,860
New York Municipal	2,600

* Notional amount (in thousands)

4. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended April 30, 2011, were:

		California	New York
	Municipal	Municipal	Municipal

Purchases	$80,588,288	$78,981,929	$40,440,694
Sales	77,345,499	76,974,701	38,423,854

(a) Interest rate swap agreements outstanding at April 30, 2011:

Municipal:

	Notional		Rate Type			Upfront
	Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	Depreciation

Citigroup	$15,600	6/20/42	4.75%	3-Month USD-LIBOR	$(874,758)	$(280,800)	$(593,958)
Morgan Stanley	4,400	6/20/42	4.75%	3-Month USD-LIBOR	(246,726)	70,400	(317,126)

					$(1,121,484)	$(210,400)	$(911,084)

4.30.11   PIMCO Municipal Income Funds Annual Report 39

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

5. Investments in Securities (continued)

California Municipal:

	Notional		Rate Type			Upfront
	Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	Depreciation

Bank of America	$12,000	6/20/42	4.75%	3-Month USD-LIBOR	$(672,890)	$(111,000)	$(561,890)
Citigroup	13,200	6/20/42	4.75%	3-Month USD-LIBOR	(740,180)	(224,400)	(515,780)
Goldman Sachs	6,500	6/20/42	4.75%	3-Month USD-LIBOR	(364,482)	51,350	(415,832)
Morgan Stanley	11,400	6/20/42	4.75%	3-Month USD-LIBOR	(639,246)	182,400	(821,646)

					$(2,416,798)	$(101,650)	$(2,315,148)

New York Municipal:

	Notional		Rate Type			Upfront
	Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	Depreciation

Citigroup	$7,000	6/20/42	4.75%	3-Month USD-LIBOR	$(392,520)	$(137,200)	$(255,320)
Goldman Sachs	800	6/20/42	4.75%	3-Month USD-LIBOR	(44,859)	6,320	(51,179)
JPMorgan Chase	1,400	6/20/42	4.75%	3-Month USD-LIBOR	(78,504)	(12,908)	(65,596)

					$(515,883)	$(143,788)	$(372,095)

LIBOR – London Inter-Bank Offered Rate

(b) Reverse repurchase agreements:

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended April 30, 2011 for Municipal, California Municipal and New York Municipal was $9,068,689, $7,157,724 and $2,629,920 at a weighted average interest rate of 0.67%, 0.67% and 0.67%, respectively. At April 30, 2011, the Funds had no open reverse repurchase agreements.

(c) Floating rate notes:

The weighted average daily balance of floating rate notes outstanding during the year ended April 30, 2011 for Municipal, California Municipal and New York Municipal was $27,448,855, $35,911,418 and $10,476,876 at a weighted average interest rate, including fees, of 0.98%, 0.82% and 0.58%, respectively.

6. Income Tax Information

For the year ended April 30, 2011, the tax character of dividends paid by the Funds was as follows:

		Tax
	Ordinary	Exempt
	Income	Income

Municipal	$2,345,022	$22,943,051
California Municipal	1,445,397	16,141,986
New York Municipal	464,408	4,948,106

40 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

6. Income Tax Information (continued)

For the year ended April 30, 2010, the tax character of dividends paid by the Funds was as follows:

		Tax
	Ordinary	Exempt
	Income	Income

Municipal	$3,718,861	$21,537,083
California Municipal	2,666,885	14,897,131
New York Municipal	879,454	4,528,016

At April 30, 2011, the components of distributable earnings were as follows:

	Tax
	Exempt	Capital Loss	Post-October
	Income	Carryforwards(1)	Deferral(2)

Municipal	$5,154,164	$69,312,848	$3,562,419
California Municipal	7,054,241	36,761,394	3,014,294
New York Municipal	1,845,161	27,591,877	512,573

(1)	Capital losses available to offset future net capital gains, expiring in varying amounts as shown below.

(2)	Capital losses realized during the period November 1, 2010 through April 30, 2011 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At April 30, 2011, the Funds have capital loss carryforwards expiring in the following years:

	2012	2013	2014	2015	2016	2017	2018

Municipal	$1,890,888	$12,156,912	$1,105,730	$459,581	$3,577,024	$890,721	$49,231,992
California Municipal	4,391,323	6,552,094	1,951,329	—	—	—	23,866,648
New York Municipal	2,679,047	4,622,781	243,785	—	—	3,099,084	16,947,180

For the year ended April 30, 2011, the Funds had capital loss carryforwards which were utilized and/or expired as follows:

	Utilized	Expired

Municipal	$940,936	$11,695,644
California Municipal	478,790	6,754,270
New York Municipal	1,130,109	2,880,311

For the fiscal year ended April 30, 2011, permanent “book-tax” adjustments were as follows:

			Paid-In
	Undistributed		Capital In
	Net	Accumulated	Excess
	Investment Income	Net Realized Gain	of Par

Municipal(a)(b)(c)	$1,225,035	$11,413,495	$(12,638,530)
California Municipal(a)(b)(c)	560,817	6,702,748	(7,263,565)
New York Municipal(a)(b)(c)	234,705	2,798,538	(3,033,243)

4.30.11   PIMCO Municipal Income Funds Annual Report 41

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

6. Income Tax Information (continued)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of Inverse Floaters

(b) Expiring Capital Loss Carryforwards

(c) Taxable Overdistributions

Net investment income, net realized gains or losses, and net assets were not affected by these adjustments.

At April 30, 2011, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

	Federal Tax	Unrealized	Unrealized	Net Unrealized
	Cost Basis(3)	Appreciation	Depreciation	(Depreciation)

Municipal	$457,485,150	$18,217,743	$(25,075,246)	$(6,857,503)
California Municipal	364,415,503	5,527,018	(18,142,018)	(12,615,000)
New York Municipal	124,373,336	2,798,002	(4,998,122)	(2,200,120)

(3)	Differences between book and tax cost basis were primarily attributable to inverse floater transactions.

7. Auction-Rate Preferred Shares
Municipal has 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal has 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal has 1,880 shares of Preferred Shares Series A outstanding, with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default provisions in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended April 30, 2011, the annualized dividend rates for each Fund ranged from:

	High	Low	At April 30, 2011

Municipal:
Series A	0.686%	0.350%	0.396%
Series B	0.686%	0.365%	0.411%
Series C	0.686%	0.350%	0.411%
Series D	0.686%	0.350%	0.411%
Series E	0.686%	0.350%	0.396%
California Municipal:
Series A	0.686%	0.350%	0.396%
Series B	0.686%	0.350%	0.411%
Series C	0.686%	0.350%	0.396%
New York Municipal:
Series A	0.686%	0.365%	0.411%

42 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

7. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

8. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

4.30.11   PIMCO Municipal Income Funds Annual Report 43

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2011

9. Subsequent Events
On May 2, 2011, the following dividends were declared to common shareholders payable June 1, 2011 to shareholders of record on May 12, 2011:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 1, 2011, the following dividends were declared to common shareholders payable July 1, 2011 to shareholders of record on June 13, 2011:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

44 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Fund Financial Highlights
For a common share outstanding throughout each year:

	Year ended April 30,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$11.76	$9.38		$12.96		$14.85		$14.54

Investment Operations:
Net investment income	1.07	1.18		1.13		1.12		1.07

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(1.10)	2.22		(3.53)		(1.74)		0.50

Total from investment operations	(0.03)	3.40		(2.40)		(0.62)		1.57

Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.04)		(0.20)		(0.29)		(0.28)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.06)	3.36		(2.60)		(0.91)		1.29

Dividends to Common Shareholders from Net Investment Income	(0.98)	(0.98)		(0.98)		(0.98)		(0.98)

Net asset value, end of year	$10.72	$11.76		$9.38		$12.96		$14.85

Market price, end of year	$12.92	$13.72		$11.40		$16.46		$18.00

Total Investment Return (1)	1.54%	30.34%		(24.58)%		(2.47)%		17.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$269,916	$294,457		$233,507		$321,268		$365,984

Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.44%	1.46	% (5)	1.64	% (5)	1.51	% (5)	1.32	% (5)

Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.34%	1.34	% (5)	1.42	% (5)	1.20	% (5)	1.00	% (5)

Ratio of net investment income to average net assets (2)	9.43%	10.77	% (5)	10.65	% (5)	8.07	% (5)	7.23	% (5)

Preferred shares asset coverage per share	$60,514	$63,743		$55,722		$65,143		$70,727

Portfolio turnover	15%	11%		60%		32%		6%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends and capital gains, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(j) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17% and 0.24% for the years ended April 30, 2010, April 30, 2009, April 30, 2008 and April 30, 2007, respectively.

See accompanying Notes to Financial Statements   4.30.11   PIMCO Municipal Income Funds Annual Report 45

PIMCO California Municipal Income Fund Financial Highlights
For a common share outstanding throughout each year:

	Year ended April 30,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$12.84	$10.61		$13.62		$14.84		$14.48

Investment Operations:
Net investment income	1.12	1.21		1.08		1.07		1.10

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(1.69)	1.98		(2.96)		(1.09)		0.44

Total from investment operations	(0.57)	3.19		(1.88)		(0.02)		1.54

Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.04)		(0.21)		(0.28)		(0.26)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.60)	3.15		(2.09)		(0.30)		1.28

Dividends to Common Shareholders from Net Investment Income	(0.92)	(0.92)		(0.92)		(0.92)		(0.92)

Net asset value, end of year	$11.32	$12.84		$10.61		$13.62		$14.84

Market price, end of year	$11.99	$13.29		$12.18		$15.83		$17.70

Total Investment Return (1)	(2.79)%	17.72%		(16.72)%		(4.88)%		18.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$208,147	$234,792		$192,849		$246,613		$267,061

Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.48%	1.49	% (5)	1.66	% (5)	1.41	% (5)	1.26	% (5)

Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.34%	1.34	% (5)	1.39	% (5)	1.15	% (5)	1.05	% (5)

Ratio of net investment income to average net assets (2)	9.21%	10.15	% (5)	9.42	% (5)	7.57	% (5)	7.48	% (5)

Preferred shares asset coverage per share	$59,689	$64,130		$57,140		$66,086		$69,491

Portfolio turnover	19%	8%		42%		14%		4%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends and capital gains, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(j) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17% and 0.25% for the years ended April 30, 2010, April 30, 2009, April 30, 2008 and April 30, 2007, respectively.

46 PIMCO Municipal Income Funds Annual Report   4.30.11   See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund Financial Highlights
For a common share outstanding throughout each year:

	Year ended April 30,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$10.67	$9.19		$12.70		$13.74		$13.47

Investment Operations:
Net investment income	0.80	0.88		0.87		0.97		0.97

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(0.84)	1.31		(3.50)		(1.03)		0.37

Total from investment operations	(0.04)	2.19		(2.63)		(0.06)		1.34

Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.03)		(0.20)		(0.30)		(0.28)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.07)	2.16		(2.83)		(0.36)		1.06

Dividends to Common Shareholders from Net Investment Income	(0.68)	(0.68)		(0.68)		(0.68)		(0.79)

Net asset value, end of year	$9.92	$10.67		$9.19		$12.70		$13.74

Market price, end of year	$9.89	$11.18		$9.90		$13.06		$15.02

Total Investment Return (1)	(5.57)%	20.76%		(18.80)%		(8.31)%		8.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$75,728	$81,074		$69,482		$95,691		$103,035

Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.51%	1.52	% (5)	1.86	% (5)	2.00	% (5)	1.94	% (5)

Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.42%	1.41	% (5)	1.62	% (5)	1.32	% (5)	1.23	% (5)

Ratio of net investment income to average net assets (2)	7.70%	8.71	% (5)	8.49	% (5)	7.41	% (5)	7.06	% (5)

Preferred shares asset coverage per share	$65,279	$68,123		$61,957		$62,969		$65,863

Portfolio turnover	29%	11%		37%		14%		2%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends and capital gains, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(j) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.18% and 0.26% for the years ended April 30, 2010, April 30, 2009, April 30, 2008 and April 30, 2007, respectively.

See accompanying Notes to Financial Statements   4.30.11   PIMCO Municipal Income Funds Annual Report 47

PIMCO Municipal Income Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund,
PIMCO California Municipal Income Fund and
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2011, the results of their operations and of cash flows (for PIMCO California Municipal Income Fund only) for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 22, 2011

48 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees
(unaudited)
Tax Information:

For the year ended April 30, 2011, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal	90.73%
California Municipal	91.78%
New York Municipal	91.42%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV and/or 1099-INT as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended April 30, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2012, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 14, 2010. Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal

Re-Election of Paul Belica – Class II to serve until 2013	22,451,300	550,354
Election of James A. Jacobson* – Class II to serve until 2013	6,658	60
Election of Alan Rappaport – Class I to serve until 2012	22,611,509	390,145

California Municipal

Re-Election of Paul Belica – Class II to serve until 2013	16,169,694	356,033
Election of James A. Jacobson* – Class II to serve until 2013	4,593	59
Election of Alan Rappaport – Class I to serve until 2012	16,243,534	282,193

New York Municipal

Re-Election of Paul Belica – Class II to serve until 2013	6,679,582	375,656
Election of James A. Jacobson* – Class II to serve until 2013	1,555	32
Election of Alan Rappaport – Class I to serve until 2012	6,718,986	336,252

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess*, William B. Ogden, IV and John C. Maney† continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee

†	Interested Trustee

Changes to Board of Trustees:

Effective June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Class I trustee to serve until 2012.

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Effective December 15, 2010, the Funds’ Board of Trustees appointed Bradford K. Gallagher as a Class III Trustee, to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee, to serve until 2011.

4.30.11   PIMCO Municipal Income Funds Annual Report 49

PIMCO Municipal Income Funds
Privacy Policy/Proxy Voting Policies and Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

50 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

4.30.11   PIMCO Municipal Income Funds Annual Report 51

PIMCO Municipal Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election at 2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009.2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).
James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of 17 funds in the Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 80 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

52 PIMCO Municipal Income Funds Annual Report   4.30.11

PIMCO Municipal Income Funds Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Deborah A. Zoullas
Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election at 2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

4.30.11   PIMCO Municipal Income Funds Annual Report 53

PIMCO Municipal Income Funds Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 51 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

54 PIMCO Municipal Income Funds Annual Report   4.30.11

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56 PIMCO Municipal Income Funds Annual Report   4.30.11

Trustees	Fund Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Orhan Dzemaili
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

AZ609AR_043011

AGI-2011-05-03-0974

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,100 in 2010 and $47,276 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,239 in 2010 and $10,278 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2010 and $10,150 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

     PIMCO Municipal Income Fund (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
     a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
     Annual Fund financial statement audits
     Seed audits (related to new product filings, as required)
     SEC and regulatory filings and consents
     Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,923,718 and the 2011 Reporting Period was $4,923,279.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. Zoullas.
ITEM 6. INVESTMENTS
(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
(each a “Trust”)
PROXY VOTING POLICY
1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fun

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of July 7, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):
John B. Cummings
Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the New York office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 29 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of April 30, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts*
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
John B. Cummings	PMF	21	4,933.68	1	452.99	53	4,739.36
	PCQ	21	5,035.37	1	452.99	53	4,739.36
	PNF	21	5,270.80	1	452.99	53	4,739.36

*	Of these Other Accounts, 1 account totaling $701.20 million in assets pays an advisory fee that is based in part on the performance of the account.
PIMCO anticipates that the needs of the Funds for services may create certain issues, including the following; although the issuer described below would not necessarily be different than those raised for PIMCO’s other accounts.
A portfolio manager may be responsible for different investment mandates. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, and the management of other accounts. In certain situations, the other accounts might have similar investment objectives or strategies as the Funds, track the same index the Funds tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. In other instances, the other accounts might have different investment objectives or strategies than the Funds. Described below are specific conflicts that may arise due to a portfolio manager’s management of multiple accounts.
Knowledge and Timing of Portfolio Trades: A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Funds. In the course of managing the Funds, a portfolio manager knows the size, timing and possible market impact of the Funds’ trades. Therefore, it is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. The portfolio manager attempts to mitigate this conflict using some of the policies described below.
Investment Opportunities: A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees: A portfolio manager may advise certain accounts for which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that such portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Funds. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
(a) (3)
     As of April 30, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:
PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.
Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.
The Total Compensation Plan consists of three components:

• Base Salary — Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.
• Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.
• Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.
In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.
Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
(a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of April 30, 2011.
PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
John B. Cummings	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
     None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PIMCO Municipal Income Fund

By:	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: July 7, 2011

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: July 7, 2011

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 7, 2011